UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2009

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALPHAMETRIX, LLC
181 West Madison
34th Floor
Chicago, Illinois 60602
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 267-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed solely to include a corrected copy of Exhibit 16.1 of the Form 8-K filed by AlphaMetrix Managed Futures LLC (Aspect Series) on May 1, 2009, which is a letter from Ernst & Young LLP (“E&Y”) confirming its agreement with certain statements contained in the Form 8-K.  The corrected copy states E&Y agrees with the statements contained in the 2nd, 4th, 5th and 6th paragraphs of the Form 8-K.  The originally filed version of the letter, which was submitted inadvertently, stated that E&Y agreed with the statements in the 2nd, 4th and 6th paragraphs.  All other information on the 8-K filed on May 1, 2009 remains unchanged.

Item 4.01                      Changes in Registrant’s Certifying Accountant.

A corrected copy of E&Y’s letter dated May 1, 2009 is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter dated May 1, 2009 from Ernst & Young LLP to the Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2009

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)

By:	ALPHAMETRIX, LLC, Manager

By: /s/ Aleks Kins
Name: Aleks Kins
Title: President and Chief Executive Officer